POWER OF ATTORNEY

RIVERSOURCE LIFE INSURANCE COMPANY

I, Gumer C. Alvero, hereby authorize Nicole D. Wood and Paula J. Minella to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

Dated March18, 2022

/s/ Gumer C. Alvero
Gumer C. Alvero
Chairman of the Board and President

POWER OF ATTORNEY

RIVERSOURCE LIFE INSURANCE COMPANY

I, Brian E. Hartert, hereby authorize Nicole D. Wood and Paula J. Minella to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

Dated March18, 2022

/s/ Brian E.Hartert
Brian E. Hartert
Chief Financial Officer

RIVERSOURCE LIFE INSURANCE COMPANY

REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

	1933 Act No.	1940 Act No.
RiverSource Variable Annuity Account 1		811-07247
Privileged Assets Select Annuity	333-139768
RiverSource Variable Annuity Account		811-7195
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio Plus/RiverSource Personal Portfolio	333-139757
RiverSource Preferred Variable Annuity	333-139758
Evergreen Essential Variable Annuity	333-139763
Evergreen New Solutions Variable Annuity	333-139763
Evergreen New Solutions Select Variable Annuity	333-139759
Evergreen Pathways Variable Annuity	333-139759
Evergreen Pathways Select Variable Annuity	333-139759
Evergreen Privilege Variable Annuity	333-139759
RiverSource AccessChoice Select Variable Annuity	333-139759
RiverSource Endeavor Select Variable Annuity	333-139763
RiverSource FlexChoice Variable Annuity	333-139759
RiverSource FlexChoice Select Variable Annuity	333-139759
RiverSource Galaxy Premier Variable Annuity	333-139761
RiverSource Innovations Variable Annuity	333-139763
RiverSource Innovations Classic Variable Annuity	333-139763
RiverSource Innovations Classic Select Variable Annuity	333-139763
RiverSource Innovations Select Variable Annuity	333-139763
RiverSource New Solutions Variable Annuity	333-139763

	1933 Act No.	1940 Act No.
RiverSource Pinnacle Variable Annuity	333-139761
RiverSource Platinum Variable Annuity	333-139760
RiverSource Signature Variable Annuity	333-139762
RiverSource Signature One Variable Annuity	333-139762
RiverSource Signature One Select Variable Annuity	333-139762
RiverSource Signature Select Variable Annuity	333-139760
Wells Fargo Advantage Variable Annuity	333-139762
Wells Fargo Advantage Builder Variable Annuity	333-139762
RiverSource Builder Select Variable Annuity	333-139762
Wells Fargo Advantage Choice Select Variable Annuity	333-139759
Wells Fargo Advantage Choice Variable Annuity	333-139759
Wells Fargo Advantage Select Variable Annuity	333-139763

RiverSource Account F		811-3217
RiverSource Variable Retirement & Combination Retirement Annuities	2-73114
RiverSource Employee Benefit Annuity	33-52518
RiverSource Flexible Annuity	33-4173
RiverSource Group Variable Annuity Contract	33-47302

RiverSource Variable Annuity Fund A		811-1653
RiverSource Variable Annuity Fund A	2-29081

RiverSource Variable Annuity Fund B		811-1674
RiverSource Variable Annuity Fund B - Individual	2-29358
RiverSource Variable Annuity Fund B - Group	2-47430

	1933 Act No.	1940 Act No.
RiverSource Variable Account 10		811-07355
RiverSource Flexible Portfolio Annuity	33-62407
RiverSource Retirement Advisor Variable Annuity	333-79311
RiverSource Retirement Advisor Variable Annuity – Band 3	333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-79311
RiverSource Retirement Advisor Advantage Variable Annuity – Band 3	333-79311
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-79311
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to 4/30/2012)	333-79311
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/30/2012 but prior to April 29, 2013)	333-179358
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/29/2013 but prior to May 1, 2017)	333-188218
RiverSource RAVA 5 Choice Variable Annuity	333-229360
RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	333-230376
RiverSource RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after June 22, 2020)	333-237302
RiverSource Retirement Group Variable Annuity Contract I	333-177380
RiverSource Retirement Group Variable Annuity Contract II	333-177381
RiverSource RAVA Apex Variable Annuity	333-262312
RiverSource RAVA Vista Variable Annuity	333-262313

	1933 Act No.	1940 Act No.
RiverSource Account SBS		811-06315
RiverSource Symphony Annuity	33-40779

RiverSource Life Insurance Company /RiverSource MVA Account;	333-230959	N/A
Evergreen Essential Variable Annuity	333-230959
Evergreen New Solutions Variable Annuity	333-230959
Evergreen New Solutions Select Variable Annuity	333-230959
Evergreen Pathways Variable Annuity	333-230959
Evergreen Privilege Variable Annuity	333-230959
Evergreen Pathways Select Variable Annuity	333-230959
RiverSource AccessChoice Select Variable Annuity	333-230959
RiverSource Endeavor Select Variable Annuity	333-230959
RiverSource FlexChoice Variable Annuity	333-230959
RiverSource FlexChoice Select Variable Annuity	333-230959
RiverSource Galaxy Premier Variable Annuity	333-230959
RiverSource Innovations Variable Annuity	333-230959
RiverSource Innovations Classic Variable Annuity	333-230959
RiverSource Innovations Classic Select Variable Annuity	333-230959
RiverSource Innovations Select Variable Annuity	333-230959
RiverSource New Solutions Variable Annuity	333-230959
RiverSource Pinnacle Variable Annuity	333-230959
RiverSource Signature Variable Annuity	333-230959
RiverSource Signature One Variable Annuity	333-230959
RiverSource Signature One Select Variable Annuity	333-230959
RiverSource Signature Select Variable Annuity	333-230959

	1933 Act No.	1940 Act No.
Wells Fargo Advantage Variable Annuity	333-230959
Wells Fargo Advantage Builder Variable Annuity	333-230959
RiverSource Builder Select Variable Annuity	333-230959
Wells Fargo Advantage Choice Select Variable Annuity	333-230959

RiverSource Life Insurance Company/RiverSource Account MGA:	333-230957	N/A
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-230957
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-230957
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to 4/30/2012)	333-230957
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/30/2012 but prior to April 29, 2013)	333-230957
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/29/2013)	333-230957
RiverSource Retirement Group Annuity Contract I	333-230957
RiverSource Retirement Group Annuity Contract II	333-230957
RiverSource RAVA 5 Advantage Variable Annuity (offered for contract applications signed on or after 4/29/2019)	333-230957
RiverSource Guaranteed Term Annuity/GPAs Offered Under Certain Variable Annuity Contracts	333-263038
GPAs Offered Under Certain Variable Annuity Contracts	333-263041
RiverSource Fixed Account Interests Offered Under the Group Variable Annuity Contract	333-263022
RiverSource Structured Solutions annuity	333-254313

Form S-3 registration statement to be filed as necessary, for the Individual Limited Flexible Purchase Payments Deferred Index-Linked Annuity Contract including but not limited to any registration statements filed to continue the offering of, and/or register additional registration units offered by the registration statements identified above.

	1933 Act No.	1940 Act No.
RiverSource Variable Life Separate Account		811-4298
RiverSource Single Premium Variable Life Insurance	333-83456
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV – Estate Series	333-69777
RiverSource Variable Universal Life 5/RiverSource Variable Universal Life 5 – Estate Series	333-182361
RiverSource Variable Second-To-Die Life Insurance	33-62457
RiverSource Variable Universal Life Insurance	33-11165
RiverSource Variable Universal Life Insurance III	333-69777
RiverSource Succession Select Variable Life Insurance	33-62457
RiverSource Single Premium Variable Life Insurance Policy	2-97637
RiverSource Variable Universal Life 6 Insurance	333-227506
RiverSource Survivorship Variable Universal Life Insurance	333-260175

RiverSource Variable Life Account		811-09515
RiverSource Signature Variable Universal Life Insurance	333-139766

RiverSource Account for Smith Barney		811-4652
Salomon Smith Barney Life Vest Single Premium Variable Life Insurance Policy	33-5210